EXHIBIT 10.11





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                         REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made this 27th day of February, 1997, by and between INFORMATION ANALYSIS INCORPORATED, a Virginia Corporation (the "Company"), for the benefit of the investors (collectively, the "Investors", individually, an "Investor") who or which purchase shares in a private placement of the Company in which the Company is offering up to 285,714 shares of its Common Stock at $17.50 per share.

                                   RECITALS:

A. The Investors desire to purchase from the Company, and the Company desires to sell to the Investors up to 285,714 shares (the "Shares") of the Company's Common Stock, par value $.01 per share ("Common Stock").

B. As an inducement for the Investors to purchase the Shares from the Company, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Act"), with respect to the Restricted Stock (as that term is defined herein) on the terms and conditions set forth herein.

          The parties hereto hereby covenant and agree as follows:

          1. Certain Definitions. As used herein, the following terms shall have the following respective meanings:

                   "Act" shall mean the Securities Act of 1933 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                   "Commission"   shall  mean  the   Securities   and   Exchange
 Commission, or any other federal agency at the time administering the Act.

                   "Common Stock" shall mean the Company's Common Stock, par value of $.01 per share.

                   "Company" shall mean Information Analysis Incorporated, a Virginia corporation.

                   "Registration Expenses" shall mean the expenses described in
Section 8 hereof.

                   "Restricted Stock" shall mean the Shares and any capital stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or in connection with a stock split or other distribution with respect to, or in exchange for or in replacement of, the Shares.




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         2. Restrictive  Legend.  Each  certificate  representing the Restricted
Stock, and, except as otherwise provided in Section 3 hereof, each certificate issued upon exchange or transfer of any Restricted Stock, shall be stamped or otherwise imprinted with a legend substantially in the following form, in addition to any other legend required to be imprinted thereon:


         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SAID ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

         3. Notice of Proposed Transfer. Prior to any proposed transfer of any Restricted Stock (other than under the circumstances described in Section 4 or 5 hereof or to any entity affiliated through common ownership with the holder thereof), the holder shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of the Restricted Stock may be effected without registration under the Act, whereupon the holder of such would be entitled to transfer such securities without registration under the Act.

         4. Required Registration.

                  (a) Commencing on January 1, 1998, the holders of Restricted Stock constituting at least a sixty six and two-thirds percent (66.67%) of the shares of Restricted Stock may request the Company to register under the Act on Form S-1 or Forms SB-1 or SB-2 (or any forms similar to or replacing such forms) or if available Form S-2 or Form S-3 (or any forms replacing such forms), all or any portion of the Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice, provided, however, that except as provided in subparagraphs (b) and (c) below, the Company shall only be obligated to file one demand registration statement for which all Registration Expenses incurred in connection with such registration shall be borne by the Company.

                  (b) Promptly  following receipt of any notice under this
Section 4, the Company shall immediately notify any holders of Restricted Stock from whom notice has not been received and shall use its best efforts to register under the Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in any notices received from other holders within 20 days after their receipt of such notice from the Company). If such method of disposition shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of the selling holders of Restricted Stock who hold a majority of such shares, which approval shall not be unreasonably withheld. The Company shall be obligated to register Restricted Stock pursuant to this Section 4 on one occasion only, except that with respect to any particular exercise of the registration rights granted by this Section
4, the obligation of the Company shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, including any shares of Restricted

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Stock which may be excluded from registration under subparagraph (c) below,  for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

                  (c) The Company shall be entitled to include in any registration statement under this Section 4 for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account and shares of Common Stock to be sold by other holders thereof for their respective accounts. If the registration under this Section 4 is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of shares of Common Stock, including the Restricted Stock and, if permitted hereunder, other securities, exceeds the number of shares which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the shares of Restricted Stock subject to such request for registration, the Company will include in such registration only those securities which are not Restricted Stock which in the opinion of such underwriters can be sold without adversely affecting the marketability of the Restricted Stock in the offering, pro rata among the respective holders of such securities which are not Restricted Stock. Except as provided in this paragraph
(c), the Company will not effect any other registration of its Common Stock, whether for its own account or that of other holders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

          Notwithstanding the foregoing, the Company shall not be obligated to effect any such registration if, within fourteen (14) days after receipt of a request for such registration, the Company shall furnish the holders requesting such registration with a written opinion of legal counsel reasonably satisfactory to each of them and reasonably satisfactory in form and substance to counsel for each of the holders requesting such registration, that all of the shares of Common Stock requested by such holders to be registered under this
Section 4 may be sold within three months after such request in a transaction in compliance with Rule 144 promulgated under the Act (or any successor exemptive rule hereinafter in effect). In rendering such opinion, such counsel shall be entitled to rely on published figures for the average weekly volume of trading in shares of the Common Stock during the three months immediately preceding the date of such opinion as reported (i) on any national securities exchange on which such shares are listed or (ii) through the automated quotation system of a registered securities association, as the case may be.

          5. Incidental Registration. If, at any time during a three (3) year period commencing from the date hereof, the Company proposes to register any of its Common Stock under the Act for sale to the public
(except with respect to registration statements on Forms S-4, S-8, any forms replacing such forms, or any other form not available for registering the Restricted Stock for sale to the public), each such time it will give at least thirty (30) days written notice prior to the filing of any registration statement to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, given within 15 days after receipt of any such notice, to register any of that holder's Restricted Stock (which request shall state the


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intended method of disposition thereof),  the Company will use its best efforts, at no cost or expense to such holder, other than payment of underwriting discounts or commissions, to cause the shares of Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. No request shall be made under this Section 5 in connection with any registration of Common Stock in connection with a merger, business combination or asset or business acquisition transaction unless such transaction is accompanied by an offering through which the Company is seeking to obtain cash proceeds through the sale of Common Stock or other securities convertible or exercisable for Common Stock. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 5 to register shares of Restricted Stock shall specify that either (i) such Restricted Stock is to be included in an underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration, or (ii) such Restricted Stock is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. If, in connection with any registration under this Section 5, the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Restricted Stock requested to be included in such registration, pro rata among the holders of such Restricted Stock on the basis of the number of shares requested to be registered by each such holder, and (iii) third, other securities requested to be included in such registration. Notwithstanding anything to the contrary contained in this Section 5, in the event that there is a firm commitment underwritten offering of securities of the Company pursuant to a registration covering Restricted Stock and a selling holder of shares of Restricted Stock does not sell that holder's Restricted Stock to the underwriters of the Company's securities in connection with such offering, such holder shall refrain from selling any Restricted Stock whether or not registered pursuant to this
Section 5 during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the after market; provided, however, that such holder shall, in any event, be entitled to sell its Restricted Stock in connection with such registration or otherwise commencing on the 180th day after the effective date of such registration statement.

          6. Grant of Subsequent Registration Rights. The Company hereby covenants and agrees not to grant registration rights, of equal or greater priority than the rights granted herein, to any other party without the express written consent of the holders of a majority in interest of the Restricted Stock.

          7. Registration Procedures and Expenses.

                (a) If and whenever the Company is required by the provisions of Sections 4 or 5 hereof to effect or to use its best efforts to effect the registration of any of the


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Restricted  Stock under the Act, the Company will, as expeditiously  as possible:

                  (i) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4 hereof, shall be on Form S-1 or another form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period of the distribution contemplated thereby and to comply with the provisions of the Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                  (iii) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                  (iv) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter shall reasonably request, provided that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then qualified or to take any action that would subject it to service of process in suits other than those arising out of the offer or sale of securities covered by the registration statement in a jurisdiction in which it is not then so subject;

                  (v) immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (vi) use its best efforts (if the offering is underwritten) to furnish, at the request of any seller, on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration or, if the Restricted Stock is not being sold through underwriters, or the date the registration statement becomes effective; (A) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Act and that (1) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending

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or  contemplated  under the Act, (2) the  registration  statement,  the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein) and (3) to such other effects as may reasonably be requested by counsel for the underwriters, and (B) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Act, and such letter shall additionally cover such other financial matters with respect to the registration in respect of which such letter is being given as such underwriters may reasonably request.

          For purposes of paragraphs (i) and (ii) above, the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it and shall not be less than 120 days after the effective date of the registration of such securities, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby or 360 days after the effective date thereof.

          In connection with each registration hereunder, the selling holder or holders of Restricted Stock will promptly furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws or to facilitate preparation of the registration statement.

                (b) Each holder of Restricted Stock agrees that if it disposes of its shares in connection with the registration of Restricted Stock pursuant to this Agreement, it will do so in accordance with the terms and conditions of such registration statement and will comply with all applicable provisions of the Act and the Securities Exchange Act of 1934, as amended (the "1934 Act").

          No holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as a result of any controversy with respect to the interpretation or implementation of this Section 7.

                (c) In connection with each registration pursuant to Section 4 and 5 hereof covering an underwritten public offering, the Company agrees to enter into and perform its obligations under a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature, provided that such agreement shall not contain any provision applicable to the Company which is inconsistent with the provisions hereof.

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                (d) At such time as the Company  registers shares of Common
Stock under the Act, it shall also undertake such action which is required to become a reporting company under Section 15(d) of the 1934 Act (if it is not otherwise required to become a reporting company under Section 12 of such act) and shall thereafter timely file such periodic and other reports required thereunder.

          8.  Expenses.  All expenses  incurred by the Company in complying with
Section 4 and 5 hereof, including, without limitation, all registration and filing fees, costs of registering or qualifying Restricted Stock under the applicable blue sky laws under Section 7 (a)(vi) printing expenses, fees and disbursements of counsel for the Company and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable fees and expenses of counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are herein called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are herein called "Selling Expenses".

          9. Effectiveness. The Company will use its best efforts to maintain the effectiveness for up to 270 days of any registration statement pursuant to which any of the shares of Restricted Stock are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Act and any applicable state securities statute or regulation.

          10. Indemnification. In the event of a registration of any of the Restricted Stock under the Act pursuant to Section 4 or 5 hereof, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, the officers and directors of each seller and each underwriter of Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1934 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Act pursuant to Section 4 or 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any federal or state securities law, or any rule or regulation promulgated under the Act, the 1934 Act or any other federal or state securities law in connection with the offering covered by such registration statement, and the Company will reimburse each such seller, and officer, directors, and each such underwriter and each such controlling person for any legal or other expenses as they are reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or omission so made in reliance upon written information furnished by such seller, officer, director such underwriter or such controlling person.

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         In the event of a registration of any of the Restricted Stock under the
Act pursuant to Section 4 or 5 hereof, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Act, each officer of the company who signs the registration statement, each director of the Company, each underwriter (including any broker or dealer through whom Restricted Stock may be sold) and each person who controls any underwriter within the meaning of the Act, against all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act, the 1934 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Act pursuant to Section 4 or 5 any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any violation by the Company of the Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Act, 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission or made in reliance upon and in conformity with written information furnished by such seller under an instrument or document duly executed by such seller and stated to be specifically for use in connection with such registration and provided further that in no event shall any amount payable in indemnity by a seller under this section exceed the net proceeds received by such seller in the offering out of which any such loss, claim, damage liability or action occurs.

         Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this
Section 10. In case any such action shall  be  brought  against  any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election
so  to  assume  and  undertake  the  defense  thereof,   the indemnifying  party
shall not be liable to such indemnified party under this Section 10 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified


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party shall have reasonably  concluded that there may be reasonable  defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

         11. Damages.

                (a) The Company recognizes and agrees that you will not have an adequate remedy if the Company fails to comply with the provisions of this Registration Rights Agreement regarding registration and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, the Company shall not oppose an application by you, or
any other person  entitled  to  the  benefits  of  these  provisions   requiring
specific performance of any provisions hereof or enjoining the Company from continuing to commit any such breach of such provisions.

                (b) You recognize and agree that the Company will not have an adequate remedy if you fail to comply with the provisions of this
Registration  Rights Agreement   regarding   registration  and  that  damages
will not be readily ascertainable, and you expressly agree that, in the event of such failure, you shall not oppose an application by the Company, or
any other person entitled to the  benefits  of  these  provisions   requiring
specific performance of any provisions hereof or enjoining you from continuing to commit any such breach of such provisions.

         12. Changes in Common Stock.  If, and as often as, there are any
changes in the Common  Stock  by  way  of  stock  split,   stock   dividend,
combination   or reclassification,   or  through   merger,   consolidation,
reorganization   or recapitalization, or by any other means, appropriate
adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

         13. Representations  and Warranties of the Company.  The Company
represents and warrants  to  you  that  the  execution,   delivery  and
performance of this Registration Rights Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

         14. Miscellaneous.


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                (a) All covenants and agreements contained in this Registration
Rights Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of you and the Company whether so expressed or not. Without limiting the generality of the foregoing, the rights and obligations conferred herein on you by virtue of your holding of the Restricted Stock shall inure to the benefit of any and all subsequent holders from time to time of shares of the Restricted Stock holding not less than twenty percent (20%) of the shares of Restricted Stock initially issued to you.


                (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by first class registered mail, postage prepaid, addressed as follows:

          If to the Company, then: Information Analysis Incorporated, at its principal office at 11240 Waples Mill Road, Suite 400, Fairfax, VA 22030,
Attention: Richard S. DeRose, with a copy to: Mark J. Wishner, Esq., Michaels, Wishner & Bonner, P.C., 1140 Connecticut Avenue, Suite 900, Washington, D.C. 20036.

          If to the Investors, then at the address shown on the records of the Company.

          If to any subsequent holder of Restricted Stock, then to such address as may have been furnished to the Company in writing by such holder;

Or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock) or to the holders of Restricted Stock in the case of the Company.

                (c) This Registration Rights Agreement shall be governed by and construed, interpreted, and enforced in accordance with the laws of the Commonwealth of Virginia.

                (d) This Registration Rights Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing signed by the Company and the holders of the modification of the shares of the Restricted Stock. Notwithstanding the foregoing, any modification or amendment to this Section 14(d) and any modification or amendment to other provisions in this Registration Rights
Agreement which increases the obligations of any holder or holders of the Restricted Stock hereunder or which does not apply equally to all parties to this Agreement shall require the consent of the Company and all of the holders of the Restricted Stock.

                (e) This Registration Rights Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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         IN WITNESS  WHEREOF,  this  Agreement has been executed as of the date and year first written above.

                  INFORMATION ANALYSIS INCORPORATED

                  By: /s/ Richard S. DeRose
                     -----------------------------------

                  Title: Executive Vice President
                        --------------------------------


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